POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED OCTOBER 17, 2011 TO THE PROSPECTUS
DATED AUGUST 31, 2011 OF:

PowerShares Dynamic Large Cap Growth Portfolio
PowerShares Dynamic Large Cap Value Portfolio
PowerShares Zacks Micro Cap Portfolio

The following replaces the table under "Average Annual Total Returns for the Periods Ended December 31, 2010" on page 17 of the prospectus for the PowerShares Zacks Micro Cap Portfolio:

Average Annual Total Returns for the Periods Ended December 31, 2010

	One Year	Five Years	Since Inception (8/18/05)
Return Before Taxes	23.03%	(3.88)%	(3.16)%
Return After Taxes on Distributions	22.72%	(4.14)%	(3.41)%
Return After Taxes on Distributions and Sale of Fund Shares	14.95%	(3.40)%	(2.80)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.08%	2.29%	2.70%
Russell Microcap® Index (reflects no deduction for fees, expenses or taxes)	28.89%	1.18%	1.43%
Dow Jones Micro Cap Index (reflects no deduction for fees, expenses or taxes)	26.43%	2.70%	3.13%
Zacks Micro Cap IndexTM (reflects no deduction for fees, expenses or taxes)	22.71%	(4.39)%	(3.36)%

Please Retain This Supplement For Future Reference.

P-PS-PRO-STK-5 10/17/11